Credit Suisse First Boston
ABSC 2005-HE8
2,851 records
Fixed Rate

Selection Criteria: Fixed Rate
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Combined Loan To Value
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Index Type
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	39	$868,218.00	0.27%	629	99.94%	10.431%	97.30%
25,001 - 50,000	467	18,389,424.80	5.67	634	94.57	9.980	94.55
50,001 - 75,000	573	35,624,885.90	10.98	627	86.83	9.002	95.95
75,001 - 100,000	533	46,315,655.10	14.27	625	83.23	8.149	98.33
100,001 - 125,000	345	38,895,080.00	11.99	629	81.24	7.760	97.47
125,001 - 150,000	250	34,197,665.20	10.54	625	78.78	7.274	98.75
150,001 - 175,000	185	29,931,203.00	9.22	627	75.90	6.850	100.00
175,001 - 200,000	130	24,398,957.00	7.52	629	74.85	6.797	99.18
200,001 - 250,000	123	27,599,620.00	8.51	639	73.10	6.487	100.00
250,001 - 300,000	103	28,151,204.00	8.68	642	79.09	6.526	100.00
300,001 - 400,000	69	23,288,583.00	7.18	648	77.84	6.395	100.00
400,001 - 500,000	19	8,445,700.00	2.60	658	83.56	6.207	100.00
500,001 - 600,000	12	6,437,650.00	1.98	668	81.88	6.253	100.00
600,001 - 700,000	3	1,936,000.00	0.60	656	88.93	6.492	100.00
Total:	2,851	$324,479,846.00	100.00%	633	80.71%	7.486%	98.51%

Mimimum Original Balance: 15,000.00
Maximum Original Balance: 675,000.00
Average Original Balance: 113,812.64

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	39	$867,685.96	0.27%	629	99.94%	10.431%	97.30%
25,001 - 50,000	468	18,403,267.11	5.68	634	94.58	9.979	94.56
50,001 - 75,000	576	35,837,924.29	11.06	626	86.57	8.988	95.98
75,001 - 100,000	530	46,075,454.64	14.21	625	83.39	8.151	98.32
100,001 - 125,000	344	38,762,542.53	11.96	629	81.24	7.762	97.46
125,001 - 150,000	251	34,319,568.68	10.59	625	78.85	7.274	98.76
150,001 - 175,000	184	29,754,943.37	9.18	627	75.80	6.848	100.00
175,001 - 200,000	130	24,380,333.97	7.52	629	74.85	6.797	99.18
200,001 - 250,000	123	27,574,003.58	8.51	639	73.10	6.487	100.00
250,001 - 300,000	103	28,130,765.93	8.68	642	79.09	6.526	100.00
300,001 - 400,000	69	23,269,000.03	7.18	648	77.84	6.395	100.00
400,001 - 500,000	19	8,434,917.20	2.60	658	83.56	6.207	100.00
500,001 - 600,000	12	6,433,768.32	1.98	668	81.88	6.253	100.00
600,001 - 700,000	3	1,932,441.15	0.60	656	88.93	6.492	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Mimimum Remaining Balance: 15,000.00
Maximum Remaining Balance: 672,610.26
Average Remaining Balance: 113,706.28

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	5	$528,341.64	0.16%	500	76.23%	9.374%	100.00%
501 - 525	87	8,285,058.04	2.56	513	73.77	8.521	99.40
526 - 550	153	15,889,697.95	4.90	537	75.06	8.062	96.82
551 - 575	169	19,431,852.10	5.99	564	75.39	7.743	99.47
576 - 600	376	40,008,762.37	12.34	589	78.96	7.603	98.29
601 - 625	504	53,907,006.69	16.63	614	80.48	7.444	98.73
626 - 650	598	70,995,724.87	21.90	638	82.09	7.455	99.33
651 - 675	445	53,344,857.64	16.46	662	82.86	7.283	98.58
676 - 700	258	29,531,092.91	9.11	686	84.07	7.367	98.24
701 - 725	125	15,970,052.82	4.93	711	82.68	7.085	97.45
726 - 750	75	9,949,540.17	3.07	737	80.73	7.254	95.42
751 - 775	37	4,156,444.22	1.28	762	75.24	7.061	97.99
776 - 800	18	2,019,493.78	0.62	786	92.11	8.011	94.04
801 - 825	1	158,691.56	0.05	813	17.85	5.990	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Minimum FICO: 500
Maximum FICO: 813
WA FICO: 633

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 120	10	$653,835.10	0.20%	641	64.35%	7.376%	100.00%
121 - 180	130	13,093,932.83	4.04	626	72.54	7.174	95.07
181 - 240	108	11,281,656.44	3.48	626	73.46	7.082	98.69
241 - 300	8	1,053,313.34	0.32	622	77.11	6.300	100.00
301 - 360	2,595	298,093,879.05	91.95	633	81.39	7.519	98.64
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 348

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	140	$13,747,767.93	4.24%	627	72.15%	7.184%	95.30%
181 - 348	116	12,334,969.78	3.81	626	73.77	7.015	98.80
349 - 360	2,595	298,093,879.05	91.95	633	81.39	7.519	98.64
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 346

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	2,342	$270,579,830.40	83.47%	632	80.12%	7.417%	98.77%
PUD - Detached	211	22,269,689.37	6.87	625	84.36	7.826	98.28
2-4 Unit	91	13,482,492.71	4.16	659	82.24	7.593	96.88
Condo	141	12,119,118.68	3.74	645	83.96	8.073	95.72
PUD - Attached	66	5,725,485.60	1.77	631	83.73	7.935	96.38
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	2,778	$319,331,518.89	98.51%	633	80.65%	7.472%	100.00%
Investment Property	33	2,724,089.76	0.84	634	80.55	7.888	0.00
Second Home	40	2,121,008.11	0.65	652	89.06	9.108	0.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Refinance - Cashout	1,487	$205,935,963.34	63.53%	626	76.03%	6.964%	98.90%
Purchase	1,050	76,979,442.28	23.75	651	93.30	9.153	97.02
Refinance - Rate/Term	314	41,261,211.14	12.73	631	80.58	6.980	99.32
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	136	$16,218,191.06	5.00%	639	39.89%	6.502%	98.34%
50.01 - 60.00	118	16,060,774.07	4.95	619	55.98	6.597	97.62
60.01 - 70.00	215	32,226,931.65	9.94	625	65.81	6.599	100.00
70.01 - 80.00	805	109,914,604.99	33.91	624	77.90	6.916	99.26
80.01 - 90.00	502	74,515,955.56	22.99	628	87.16	7.059	97.26
90.01 - 100.00	1,075	75,240,159.43	23.21	655	98.87	9.523	98.22
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Minimum Loan-to-Value Ratio: 17.85
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 80.70

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10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	132	$15,606,226.89	4.81%	638	39.93%	6.509%	98.27%
50.01 - 60.00	121	16,622,774.07	5.13	621	55.37	6.583	97.70
60.01 - 70.00	213	31,777,604.55	9.80	625	65.75	6.606	100.00
70.01 - 80.00	588	81,554,001.58	25.16	616	77.19	6.966	99.23
80.01 - 90.00	480	71,971,373.66	22.20	628	87.15	7.040	97.16
90.01 - 100.00	1,317	106,644,636.01	32.90	652	93.42	8.730	98.57
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Minimum Combined Loan-to-Value Ratio: 17.85
Maximum Combined Loan-to-Value Ratio: 100.00
WA Combined Loan-to-Value Ratio By Remaining Balance: 82.62

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	17	$1,570,494.96	0.48%	625	87.72%	7.863%	95.99%
Alaska	2	72,750.31	0.02	639	100.00	10.384	100.00
Arizona	90	8,652,850.65	2.67	637	79.74	7.220	97.33
Arkansas	21	1,786,583.81	0.55	633	83.85	7.346	100.00
California	573	86,494,285.33	26.68	648	79.02	7.430	99.52
Colorado	56	6,022,509.93	1.86	642	86.88	7.570	100.00
Connecticut	19	2,674,668.04	0.83	634	78.30	7.355	100.00
Delaware	3	303,391.97	0.09	651	76.22	6.905	100.00
Florida	336	36,956,982.85	11.40	622	78.10	7.271	97.28
Georgia	53	4,393,476.04	1.36	623	85.50	8.277	98.82
Hawaii	24	4,618,088.56	1.42	656	78.99	7.062	100.00
Idaho	12	837,423.63	0.26	638	87.40	7.655	95.50
Illinois	92	8,435,988.33	2.60	627	85.43	8.208	97.06
Indiana	38	3,393,465.60	1.05	614	84.00	7.629	98.30
Iowa	22	1,839,656.74	0.57	615	89.13	8.251	100.00
Kansas	10	759,643.41	0.23	610	92.21	8.444	100.00
Kentucky	20	1,340,762.92	0.41	603	88.25	8.126	100.00
Louisiana	6	452,388.64	0.14	631	84.84	7.801	88.55
Maine	13	1,217,926.59	0.38	645	74.91	7.481	100.00
Maryland	48	6,093,591.23	1.88	626	78.97	7.367	100.00
Massachusetts	62	6,327,770.06	1.95	643	85.75	8.053	100.00
Michigan	65	6,350,225.56	1.96	615	82.26	7.649	99.21
Minnesota	39	4,175,340.51	1.29	630	84.86	7.574	100.00
Mississippi	9	729,871.41	0.23	639	88.78	7.620	96.79
Missouri	23	2,150,520.96	0.66	633	86.43	7.759	100.00
Montana	9	996,065.16	0.31	621	78.08	7.282	100.00
Nebraska	8	660,791.34	0.20	620	82.65	7.563	100.00
Nevada	47	4,671,368.32	1.44	632	85.74	8.045	88.57
New Hampshire	8	1,015,465.75	0.31	605	80.99	7.807	100.00
New Jersey	73	9,440,973.66	2.91	641	78.09	7.348	100.00
New Mexico	21	2,172,601.66	0.67	618	86.09	7.559	93.18
New York	150	24,037,104.19	7.41	646	77.51	7.112	99.55
North Carolina	21	1,373,968.94	0.42	604	83.15	8.899	97.54
North Dakota	1	24,992.51	0.01	656	100.00	11.800	100.00
Ohio	65	6,508,659.64	2.01	623	84.85	7.387	98.30
Oklahoma	22	2,053,569.01	0.63	601	83.06	7.583	100.00
Oregon	50	4,316,794.95	1.33	643	85.80	7.494	99.27
Pennsylvania	87	9,895,642.64	3.05	624	82.38	7.370	98.50
Rhode Island	9	1,415,290.56	0.44	619	84.60	7.449	100.00
South Carolina	28	2,646,087.57	0.82	615	81.14	7.713	97.40
South Dakota	3	276,060.34	0.09	638	77.77	7.302	100.00
Tennessee	59	4,867,705.58	1.50	626	84.66	7.420	98.97
Texas	396	34,403,091.21	10.61	608	79.40	7.646	97.26
Utah	19	1,640,788.31	0.51	630	90.01	8.129	90.99
Vermont	1	158,791.46	0.05	640	85.00	5.990	100.00
Washington	71	8,913,150.51	2.75	637	83.90	7.306	99.01
Virginia	27	3,298,682.27	1.02	631	83.80	7.299	97.74
West Virginia	2	135,088.67	0.04	586	85.00	9.882	100.00
Wisconsin	15	1,104,852.58	0.34	642	82.92	8.049	88.39
Wyoming	3	257,340.28	0.08	659	82.71	7.082	100.00
Washington DC	3	241,031.61	0.07	646	48.24	7.463	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Total Number Of Stated Represented:: 51

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	2,042	$240,622,532.52	74.23%	625	79.88%	7.206%	98.81%
Stated Documentation	764	77,243,355.97	23.83	658	83.21	8.377	97.45
Limited Documentation	45	6,310,728.27	1.95	640	81.47	7.247	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.001 - 5.500	1	$91,899.30	0.03%	637	80.00%	5.500%	100.00%
5.501 - 6.000	304	59,446,461.49	18.34	659	71.28	5.981	99.53
6.001 - 6.500	361	62,690,521.25	19.34	646	74.65	6.295	99.62
6.501 - 7.000	363	54,465,631.83	16.80	628	77.42	6.766	99.10
7.001 - 7.500	250	30,494,829.61	9.41	617	81.33	7.268	99.04
7.501 - 8.000	238	25,774,740.20	7.95	602	80.07	7.768	97.81
8.001 - 8.500	180	15,307,571.84	4.72	588	84.06	8.299	94.19
8.501 - 9.000	191	15,807,697.26	4.88	610	87.80	8.770	96.97
9.001 - 9.500	123	8,991,956.53	2.77	624	91.92	9.301	95.78
9.501 - 10.000	263	17,227,752.95	5.31	645	95.55	9.806	96.44
10.001 - 10.500	199	12,136,649.64	3.74	647	97.23	10.283	96.77
10.501 - 11.000	177	10,581,285.66	3.26	631	98.86	10.779	98.66
11.001 - 11.500	122	6,641,362.78	2.05	626	98.43	11.261	100.00
11.501 - 12.000	56	3,240,332.17	1.00	625	99.63	11.733	98.40
12.001 - 12.500	16	894,129.00	0.28	619	100.00	12.236	95.97
12.501 - 13.000	6	360,415.76	0.11	608	99.89	12.643	100.00
13.001 - 13.500	1	23,379.49	0.01	592	100.00	13.050	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Minimum Rate: 5.500
Maximum Rate: 13.050
WA Rate: 7.486

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Minimum Maximum Rate: 0.000
Maximum Maximum Rate: 0.000
WA Maximum Rate: 0.000

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

Minimum Gross Margin: 0.000
Maximum Gross Margin: 0.000
WA Gross Margin: 0.000

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16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	884	$76,852,644.57	23.71%	625	83.12%	8.191%	98.31%
7 - 12	167	26,449,991.52	8.16	643	78.53	7.177	98.98
13 - 24	408	27,086,289.29	8.36	652	97.61	9.764	97.93
25 - 36	1,392	193,787,691.38	59.78	632	77.68	6.930	98.60
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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18. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Fixed - 10 Year	10	$653,835.10	0.20%	641	64.35%	7.376%	100.00%
Fixed - 15 Year	130	13,093,932.83	4.04	626	72.54	7.174	95.07
Fixed - 20 Year	108	11,281,656.44	3.48	626	73.46	7.082	98.69
Fixed - 25 Year	8	1,053,313.34	0.32	622	77.11	6.300	100.00
Fixed - 30 Year	2,595	298,093,879.05	91.95	633	81.39	7.519	98.64
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	2,349	$263,407,474.41	81.25%	642	81.95%	7.473%	98.45%
A-	141	16,419,486.04	5.06	591	73.69	7.428	99.38
A+	236	30,185,861.32	9.31	603	78.73	7.302	98.55
B	79	8,730,420.37	2.69	571	72.78	8.018	97.58
C	46	5,433,374.62	1.68	566	65.28	8.450	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	1,880	$266,164,184.39	82.10%	628	76.60%	6.891%	98.68%
Second Lien	971	58,012,432.37	17.90	655	99.55	10.215	97.69
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	2	$134,896.63	0.04%	681	71.73%	7.685%	40.75%
5.01 - 10.00	5	284,202.79	0.09	592	85.28	9.558	60.60
10.01 - 15.00	22	1,985,680.28	0.61	609	68.06	7.397	100.00
15.01 - 20.00	84	8,536,755.34	2.63	624	78.18	7.403	98.23
20.01 - 25.00	150	14,973,830.72	4.62	629	76.23	7.292	98.42
25.01 - 30.00	234	29,558,139.60	9.12	634	80.16	7.021	99.12
30.01 - 35.00	330	37,548,623.00	11.58	628	78.02	7.347	98.85
35.01 - 40.00	467	53,654,655.09	16.55	631	80.43	7.482	98.89
40.01 - 45.00	593	64,436,572.54	19.88	636	82.23	7.645	98.09
45.01 - 50.00	810	88,716,798.31	27.37	634	84.93	7.834	98.03
50.01 - 55.00	153	24,231,619.97	7.47	636	71.25	6.716	100.00
55.01 - 60.00	1	114,842.49	0.04	682	95.00	6.325	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

low Dti: 1.44
high dti: 55.40
wa dti: 39.59

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